UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 31, 2018

Emerge Energy Services LP

(Exact name of registrant as specified in its charter)

Delaware	001-35912	90-0832937
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation or	File Number)	Identification No.)
organization)

5600 Clearfork Main Street, Suite 400

Fort Worth, Texas 76109

(Address of principal executive office) (Zip Code)

(817) 618-4020
(Registrants’ telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01    Entry into a Material Definitive Agreement.

Revolving Credit Agreement Amendment

On December 31, 2018, Emerge Energy Services LP (the “Partnership”), the Partnership’s wholly owned subsidiaries Emerge Energy Services Operating LLC and Superior Silica Sands LLC (the “Borrowers”), PNC Bank, National Association (“PNC Bank”), as administrative agent and collateral agent, and the other lenders party thereto (together with PNC Bank, the “Revolving Lenders”) entered into the Forbearance Agreement and First Amendment to Second Amended and Restated Revolving Credit and Security Agreement (the “Revolving Credit Agreement Amendment”).

The Revolving Credit Agreement Amendment provides for (i) the Revolving Lenders to temporarily forbear from exercising certain rights and remedies against the Borrowers in connection with anticipated financial covenant defaults under the Second Amended and Restated Revolving Credit and Security Agreement, dated as of January 5, 2018 (the “Revolving Credit Agreement”), for the quarter ended December 31, 2018 and (ii) a temporary reduction in the minimum liquidity requirement under the Revolving Credit Agreement.

The foregoing description of the Revolving Credit Agreement Amendment is not complete and is qualified in its entirety by reference to the full text of the Revolving Credit Agreement Amendment, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated into this Item 1.01 by reference.

Second Lien Note Purchase Agreement Amendment

On December 31, 2018, the Partnership, the Borrowers, HPS Investment Partners, LLC (“HPS”), as notes agent and collateral agent, and the other noteholders party thereto (together with HPS, the “Second Lien Noteholders”) entered into the Forbearance Agreement and First Amendment to Second Lien Note Purchase Agreement (the “Second Lien Note Purchase Agreement Amendment”).

The Second Lien Note Purchase Agreement Amendment provides for (i) the Second Lien Noteholders to temporarily forbear from exercising certain rights and remedies against the Borrowers in connection with anticipated financial covenant defaults under the Second Lien Note Purchase Agreement, dated as of January 5, 2018 (the “Second Lien Note Purchase Agreement”), for the quarter ended December 31, 2018 and (ii) a temporary reduction in the minimum liquidity requirement under the Second Lien Note Purchase Agreement.

The foregoing description of the Second Lien Note Purchase Agreement Amendment is not complete and is qualified in its entirety by reference to the full text of the Second Lien Note Purchase Agreement Amendment, which is attached as Exhibit 10.2 to this Current Report on Form 8-K and incorporated into this Item 1.01 by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
10.1

Forbearance Agreement and First Amendment to Second Amended and Restated Revolving Credit and Security Agreement, dated as of December 31, 2018, among Emerge Energy Services LP, the Borrowers, PNC Bank, National Association as administrative agent and collateral agent, and the lenders party thereto.

10.2

Forbearance Agreement and First Amendment to Second Lien Note Purchase Agreement, dated as of December 31, 2018, between Emerge Energy Services LP, the Borrowers, HPS Investment Partners, LLC as notes agent and collateral agent, and the noteholders party thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Emerge Energy Services LP

	By:	Emerge Energy Services GP LLC,
its general partner

Dated: January 3, 2019	By:	/s/ Deborah Deibert
		Name:	Deborah Deibert
		Title:	Chief Financial Officer